UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

Killbuck Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

165 North Main Street

Killbuck, Ohio 44637

(Address of principal executive offices)

Registrant’s telephone number, including area code: (330) 276-2771

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Killbuck Bancshares, Inc.

Item 2.02 Results of Operations and Financial Condition.

On Monday, December 15, 2008, Killbuck Bancshares, Inc. mailed a letter to its stockholders covering the financial results for eleven months ended November 30, 2008. Excerpts of this letter are furnished as Exhibit 99.1.

Item 8.01— Other Events

On Monday, December 15, 2008, Killbuck Bancshares, Inc. mailed a letter to its stockholders covering the financial results for eleven months ended November 30, 2008. Excerpts of this letter are furnished as Exhibit 99.1.

Item 9.01— Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits. The following exhibit is included with this current report on Form 8-K:

Exhibit No.	Description
99.1	Excerpts of Letter sent by Killbuck Bancshares, Inc. to its stockholders on December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

Killbuck Bancshares, Inc.

Date: December 15, 2008	By:	/s/ Diane S. Knowles
Diane S. Knowles
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 15, 2008

Killbuck Bancshares, Inc.

Exhibit No.	Description
99.1	Excerpts of Letter mailed by Killbuck Bancshares, Inc. to its stockholders on December 15, 2008.

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